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                                                                    EXHIBIT 23.1
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                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Converse Inc. of our report dated April 12, 2001 relating to the consolidated financial statements and financial statement schedule, which appears in this Annual Report on Form 10-K.



PricewaterhouseCoopers LLP

Boston, Massachusetts
April 16, 2001